UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2007 (April 24, 2007)

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Four Stamford Plaza

107 Elm Street

Stamford, CT 06902
(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

The road show materials related to the proposed acquisition (described below) to be presented to certain shareholders of Information Services Group, Inc. (“ISG”) are attached hereto as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS

On April 24, 2007, ISG issued a press release with respect to the execution of a Purchase Agreement (“Purchase Agreement”) by and between ISG and MCP-TPI Holdings, LLC, a Texas limited liability company, pursuant to which ISG will acquire 100% of the shares of TPI Advisory Services Americas, Inc., a Texas corporation (“TPI”). The press release announcing the execution of the Purchase Agreement is attached hereto as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibit.

99.1                           Road Show Materials

99.2                           Press Release, dated April 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Dated: April 26, 2007		Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Road Show Materials

99.2	Press Release, dated April 24, 2007